UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2018 (August 18, 2018)

RMG NETWORKS HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* * * * *

Item 1.01                        Entry Into a Material Definitive Agreement.

On August 18, 2018, RMG Networks Holding Corporation, a Delaware corporation (the “Company”), entered into a First Amendment and Waiver Agreement (“Merger Agreement Amendment”) with SCG Digital, LLC, a Delaware limited liability company (“Parent”), SCG Digital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and SCG Digital Financing, LLC, a Delaware limited liability company and an affiliate of Parent (“Lender”). The Merger Agreement Amendment amends the Agreement and Plan of Merger, dated as of April 2, 2018 (the “Merger Agreement”), by and among the Company, Parent, Merger Sub and Lender.  Parent is owned by SCG Digital Holdings, LLC, a Delaware limited liability company and an affiliate of Gregory H. Sachs, the Company’s Executive Chairman.  Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the Merger Agreement Amendment, the parties to the Merger Agreement agreed to amend the Merger Agreement to (i) increase the Merger Consideration from $1.27 to $1.29 per share; (ii) extend the Drop Dead Date  from August 30, 2018 to September 14, 2018, with an extension to September 28, 2018 at the option of either Parent or the Company; (iii) increase the Penalty Loan from $1 million to $1.5 million, with the additional amount to be escrowed within 2 business days of the Buyer Close Period; (iv) obtain a waiver from Parent of all actual and alleged breaches by the Company to the Merger Agreement, which waiver is null and void if the Company breaches the obligations set forth in clause (vi) below; (v) change the definition of an Acquisition Proposal; and (vi) obtain an agreement from the Company to immediately cease all discussions with Hale Capital Partners, L.P. (“Hale”) and its representatives with respect to an alternative transaction, notify Hale that it is no longer an Excluded Person under the Merger Agreement, enforce the required standstill provision set forth in the confidentiality agreement entered into between Hale and the Company, and inform Parent of any breach of the required standstill provision.

In connection with the Merger Agreement Amendment, on August 18, 2018, the Company and certain of its subsidiaries (the “Borrowers”) entered into a First Amendment and Waiver Agreement (“Loan Agreement Amendment”) with Lender. The Loan Agreement Amendment amends the Subordinated Loan and Security Agreement, dated as of April 2, 2018 (the “Subordinated Loan Agreement”), by and between the Borrowers and Lender, pursuant to which Lender agreed to make available to the Borrowers a bridge loan (the “Bridge Loan”) in the principal amount of $2 million. The Loan Agreement Amendment amends the Subordinated Loan Agreement to (i) increase the Penalty Loan under the Subordinated Loan Agreement from $1 million to $1.5 million, with the additional amount to be escrowed within 2 business days of the Buyer Close Period (as defined in the Merger Agreement); (ii) obtain a waiver from Lender of all actual and alleged breaches by the Company to the Subordinated Loan Agreement, which waiver is null and void if the Company breaches the obligations set forth in clause (vi) above related to the Merger Agreement Amendment; and (iii) amend the definition of “Conversion Trigger Date”, which is the date on which Lender has the right to convert principal and accrued interest outstanding under the Bridge Loan into shares of Series A Preferred Stock of the Company, to (a) extend the outside date until the next calendar following the new “Drop Dead Date” under the Merger Agreement, (b) reserve Lender’s conversion rights in the event the Merger Agreement is terminated on or after August 31, 2018 due (1) to an action by the Company Board or any committee thereof to withdraw its approval of the Merger or (2) the Company accepting a Superior Proposal from a third party and (c) include a new triggering event upon the breach by the Company of the non-solicitation provisions of the Merger Agreement.

The foregoing summaries of the Merger Agreement Amendment and the Loan Agreement Amendment and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement Amendment attached as Exhibit 2.1, and the Loan Agreement Amendment attached as Exhibit 2.2, each of which are incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed merger contemplated by the Merger Agreement, the Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement and other documents relating to the proposed merger on July 27, 2018 and will file one or more amendments to such documents. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from RMG by directing such request to RMG Networks Holding Corporation, 15301 North Dallas Parkway, Suite 500,  Addison, TX, Attention: Corporate Secretary, Telephone: (800) 827-9666.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company stockholders generally, is set forth in the Company’s proxy statements, Annual Reports on Form 10-K, and in the proxy statement relating to the merger, previously filed with the SEC. To the extent holdings of such participants in the Company’s securities are not reported, or have changed since the amounts described in the proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description

2.1	First Amendment and Waiver Agreement, dated August 18, 2018, by and among RMG Networks Holding Corporation, SCG Digital, LLC, SCG Digital Merger Sub, Inc., and SCG Digital Financing, LLC.
2.2

First Amendment and Waiver Agreement, dated August 18, 2018, by and among RMG Networks Holding Corporation, RMG Networks, Inc., RMG Enterprise Solutions, Inc., RMG Networks Limited, and RMG Networks Middle East, LLC, and SCG Digital Financing, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 20, 2018

RMG NETWORKS HOLDING CORPORATION

By:	/s/ Robert R. Robinson
	Name:	Robert R. Robinson
	Title:	Senior Vice President, General Counsel and Secretary